Exhibit 10.2

AMENDMENT

THIS AMENDMENT (“Amendment”), is dated as of December 12, 2006, and is entered into by and among AGY HOLDING CORP., a Delaware corporation (“Parent Borrower”), the other Borrowers party thereto, KAGY HOLDING COMPANY, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors, the Lenders, UBS SECURITIES LLC, as sole lead arranger (in such capacity, “Arranger”), as documentation agent (in such capacity, “Documentation Agent”) and as syndication agent (in such capacity, “Syndication Agent”), UBS LOAN FINANCE LLC, as swingline lender (“Swingline Lender”), and UBS AG, STAMFORD BRANCH, as issuing bank (“Issuing Bank”) as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank (Borrower, Holdings, the Subsidiary Guarantors, the Lenders, Arranger, Documentation Agent, Syndication Agent, Swingline Lender, Issuing Bank, Administrative Agent and Collateral Agent, each individually a “Party” and collectively, the “Parties”).

RECITALS:

WHEREAS, the Parties have entered into that certain Credit Agreement, dated as of October 25, 2006 (the “Credit Agreement”); and

WHEREAS, the Parties hereby agree to amend the Credit Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1. DEFINITIONS

1.1 All capitalized terms used herein (including in the introductory paragraph and Recitals set forth above) and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. CONDITIONS TO EFFECTIVENESS

This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the “Effective Date”):

2.1 Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Parties hereto.

2.2 Borrower shall have paid Administrative Agent for all reasonable out-of-pocket expenses incurred by it and invoiced on or prior to the date hereof in connection with the negotiation and preparation of this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 3. REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders that:

3.1 The execution, delivery and performance of this Amendment by each Loan Party is within its power and has been duly authorized by all necessary action on the part of such Loan Party.

3.2 This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.3 No Default has occurred and is continuing.

3.4 Each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

SECTION 4. AMENDMENT TO CREDIT AGREEMENT

4.1 The second WHEREAS clause in the Credit Agreement is hereby amended by deleting the reference to “$15,000,000” and replacing it with “$5,000,000”.

4.2 Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined term in proper alphabetical order:

““Co-Collateral Agents” shall mean each of UBS AG, Stamford Branch and Bank of America, N.A; and “Collateral Agent” shall mean any of them.”

4.3 Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Collateral Agent” and replacing it with the following new defined term in proper alphabetical order:

“Collateral Agent” shall mean any and each of the Co-Collateral Agents, as the context requires, and includes each other person appointed as the successor to such Collateral Agent pursuant to Article X: provided, however, each reference to the Collateral Agent in any of the Loan Documents shall be deemed to be to: (i) UBS AG, Stamford Branch as Co-Collateral Agent, if and to the extent that such reference (A) requires a payment to be made (other than with respect to any indemnification or such other payment that is to be made to Bank of America, N.A. as Co-Collateral Agent, as provided by this Agreement), (B) refers or otherwise relates to the granting of, or perfection of, any Lien or other security interest in favor of the Secured Parties (including in any UCC financing statement or financing change statement), (C) appears in any Security Document, the Intercreditor Agreement and the Metals Intercreditor Agreement and (D) requires action or determination with respect to the reporting or monitoring of the Collateral (other than Collateral included in the Borrowing Base); (ii) Bank of America, N.A. as Co-Collateral Agent, if and to the extent that such reference requires action or determination with respect to the reporting or monitoring of the Borrowing Base and the Collateral included in the Borrowing Base (in each case except as otherwise provided in the following subclause (iii) of this definition); and (iii) each of the Co-Collateral Agents, if and to the extent that such reference requires action or determination with respect to other issues, such as the establishment or modification of eligibility criteria, advance rates or Reserves.”

4.4 The definition of “Swingline Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “$15,000,000” and replacing it with “$5,000,000”.

4.5 The definition of “Treasury Services Agreement” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following at the end of such definition, before the period:

“, including, without limitation, agreements relating to operating, collections, payroll, trust, or other depository or disbursement accounts, controlled disbursement, depository, electronic funds transfer, information reporting, lockbox, stop payment, overdraft and/or wire transfer services, as well as commercial credit card and merchant card services”

4.6 Section 2.03 (ii) of the Credit Agreement is hereby amended by deleting “one Business Day before” and replacing it with “on”.

4.7 Section 2.04(a) of the Credit Agreement is hereby amended by deleting the reference to “Section 2.04(a)(iii)” and replacing it with “Section 2.04(a)(ii)”.

4.8 Section 2.04(a)(ii)(B) of the Credit Agreement is hereby amended by deleting the reference to “15th or last day of a calendar month” and replacing it with “last day of a calendar week”.

4.9 Section 2.16(a)(i) of the Credit Agreement is hereby amended by deleting the reference to “$15,000,000” and replacing it with “$5,000,000”.

4.10 Section 2.16(d) of the Credit Agreement is hereby amended by deleting the reference to “Section 2.04(a)(iii)” and replacing it with “Section 2.04(a)(ii)”.

4.11 Section 6.02(o) of the Credit Agreement is hereby amended by deleting the reference to “Section 6.01(g)” and replacing it with “Section 6.01(f)”.

4.12 Section 8.01(d) of the Credit Agreement is hereby amended by adding the following at the end of such section:

“or default shall be made in the due observance or performance by any Company of any covenant, condition or agreement contained in Section 9.04(a) when weekly or more frequent borrowing base reporting is required pursuant to Section 9.04(a) and such default shall continue unremedied or shall not be waived for a period of five days after written notice thereof from the Administrative Agent, the Collateral Agent or any Lender to Borrowers;”

4.13 Section 8.02 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and replacing it with the following:

“(d) Fourth, to, pro rata, (x) the indefeasible payment in full in cash of principal amount of the Obligations and any premium thereon (including Reimbursement Obligations) and to cash collateralize all outstanding Letters of Credit in accordance with the procedures set forth in Section 2.17(i), and (y) any breakage, termination or other payments under Hedging Agreements and Treasury Services Agreements constituting Secured Obligations and any interest accrued thereon; and”

4.14 Section 10.01 of the Credit Agreement is hereby amended by adding the following sentence after the end of the first sentence in such section:

“Each of the Lenders and the Issuing Bank hereby irrevocably appoints Bank of America, N.A, to act on its behalf as Collateral Agent hereunder and under the other Loan Documents and authorizes such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.”

4.15 Section 11.01(a) of the Credit Agreement is hereby amended by deleting the reference to “, the Collateral Agent” in subclause (ii) thereof, and adding the following subclause (v) after the end of subclause (iv) in such section:

“(v)	If to either Collateral Agent, to each of them at:

UBS AG, Stamford Branch

677 Washington Boulevard

Stamford, Connecticut 06901

Attention: Sailoz Sikka

Telecopier No.: (203)719-4176

Email: sailoz.sikka@ubs.com

with a copy to

Bank of America, N.A.

One Federal Street

MA5-503-07-19

Boston, MA 02110

Attention: Matthew T. O’Keefe

Telecopier No.: 617-654-1167

Email: matthew.o’keefe@bankofamerica.com

with a copy to

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention: James Douglas

Telecopier No.: (212)735-2000

Email: jdouglas@skadden.com

4.16 Paragraph 1 in Schedule 5.14 is hereby amended by deleting the reference to “twenty (20)” and replacing it with “ninety (90)”.

4.17 Paragraph 2 in Schedule 5.14 is hereby amended by deleting the reference to “seven (7)” and replacing it with “fifty (50)”.

4.18 Paragraph 5 in Schedule 5.14 is hereby amended by deleting the reference to “thirty (30)” and replacing it with “ninety (90)”.

SECTION 5. MISCELLANEOUS

5.1 Headings. Section headings in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

5.2 Governing Law, Jurisdiction, Venue.

(a) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

(b) Submission to Jurisdiction. Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(c) Waiver of Venue. Each Loan Party hereby irrevocably and unconditionally waives, to the .fullest extent permitted by applicable Requirements of Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 5.2(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Requirements of Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

5.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective delivery of a manually executed counterpart of this Amendment.

5.4 Continued Effectiveness. Except as expressly set forth in this Amendment, the terms of the Credit Agreement and each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

5.5 No Novation. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or of any of the other Loan Documents or a waiver by Lender of any of its rights and remedies under the Credit Agreement or any of the other Loan Documents, or any of them, or at law or in equity.

5.6 Reaffirmation. Each Loan Party hereby reaffirms each and every covenant, condition, obligation and provision set forth in the Loan Documents, as modified hereby. Each Loan Party has executed and delivered one or more of the Loan Documents in which such Loan Party has granted liens or security interests in certain of its property. Each Loan Party hereby ratifies and reaffirms all of its respective payment and performance obligations, contingent or otherwise, under the Loan Documents to which it is a party and, to the extent such Loan Party has granted liens on or security interests in any of its property pursuant to any of the Loan Documents as security for the Obligations and the Secured Obligations, each Loan Party hereby ratifies and reaffirms such payment and performance obligations, grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations and the Secured Obligations owed to the Administrative Agent, each Collateral Agent, the Issuing Bank and each Lender and any of its and their successors and assignees. Each Loan Party agrees that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed, and agrees that this Amendment shall not (i) operate as a waiver of any right, power or remedy of the Administrative

Agent, the Collateral Agent, the Issuing Bank or any Lender under the Loan Documents or (ii) constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations and the Secured Obligations.

5.7 Waiver of Jury Trial. Each Loan Party hereby waives, to the fullest extent permitted by applicable Requirements of Law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Amendment, any other Loan Document or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each Party hereto (a) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other Parties hereto have been induced to enter into this Amendment by, among other things, the mutual waivers and certifications in this Section.

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IN WITNESS WHEREOF, the duly authorized representatives of the Parties have caused, this Amendment to be executed and acknowledge that they have read and understood this Amendment

AGY HOLDING CORP.

By:	/s/ Catherine Cuisson
Name:	Catherine Cuisson
Title:	VP/CFO

KAGY HOLDING COMPANY, INC.

By:	/s/ Seth Hollander
Name:	Seth Hollander
Title:	Secretary

AGY AIKEN LLC

By:	/s/ Catherine Cuisson
Name:	Catherine Cuisson
Title:	VP/CFO

AGY HUNTINGDON LLC

By:	/s/ Catherine Cuisson
Name:	Catherine Cuisson
Title:	VP/CFO

UBS SECURITIES LLC, as Arranger, Syndication Agent and Documentation Agent

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

UBS AG, STAMFORD BRANCH, as Issuing Bank, Administrative Agent and Co-Collateral Agent

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

UBS LOAN FINANCE LLC, as Swingline Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

Acknowledged and Agreed:

BANK OF AMERICA, N.A., as Co-Collateral Agent

By:	/s/ Nicole Cangelosi
Name:	Nicole Cangelosi
Title:	Vice President